SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of
           earliest event reported):              February 29, 2000


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-21261                    13-3787366
         (State or Other            (Commission                (I.R.S. Employer
         Jurisdiction                File Number)            Identification No.)
         of Incorporation)


                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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     Viatel,  Inc., a Delaware  corporation  (the  "Company),  hereby amends and restates Item 7 of its Current Report on Form 8-K dated February 29, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

               The audited financial statements of New Comms.UK (formerly AT&T Communications (UK) Limited), as of and for the years ended December 31, 1999 and 1998, required by this item are filed herewith as Exhibit 99.1.

         (b)   Pro Forma Financial Information.

               The pro forma financial information required by this item is filed herewith as Exhibit 99.2.

         (c)   Exhibits.

               The following exhibits are filed with this Report.

Exhibit No.       Description.

99.1 The audited financial statements of New Comms.UK (formerly AT&T Communications (UK) Limited), as of and for the years ended December 31, 1999 and 1998, and the notes thereto.

99.2              Unaudited  Pro  Forma   Combining   Financial  Information  of
                  Viatel,  Inc. and  the  notes  thereto.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VIATEL, INC.


Date:  May 11, 2000                          By:    /S/ JAMES P. PRENETTA
                                                --------------------------------
                                                Name:  James P. Prenetta
                                                Title: Senior Vice President and
                                                       General Counsel

                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION.

99.1 The audited financial statements of New Comms.UK (formerly AT&T Communications (UK) Limited), as of and for the years ended December 31, 1999 and 1998, and the notes thereto.

99.2              Unaudited  Pro  Forma   Combining   Financial  Information  of
                  Viatel,  Inc.  and  the  notes  thereto.